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                       AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

     AMENDMENT NO. 1 (this "AMENDMENT"), dated as of April 20, 1999, to the Credit Agreement, dated as of March 16, 1999, by and among Investment Technology Group, Inc. (the "BORROWER") and The Bank of New York (the "LENDER") (as amended, the "CREDIT AGREEMENT").

                                       RECITALS

     A. Except as otherwise provided herein, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     B. The parties to the Credit Agreement desire to amend the Credit Agreement to the extent set forth herein upon the terms and conditions herein contained.

     Accordingly, in consideration of the Recitals and the terms and conditions herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed that the Credit Agreement be and the same hereby is amended as set forth below.

     1. References to "Section 5.03" in Sections 2.03 and 5.01(e) of the Credit Agreement are hereby amended to read "Section 5.04".

     2. Section 2.04 of the Credit Agreement is hereby amended by adding a new subsection (d) to read as follows:

          (d) In the event that Net Capital of ITG on the date on which the first Loans are made is less than $20,000,000, the Commitment shall automatically be reduced by an amount equal to the difference (if positive) between $20,000,000 and the amount of Net Capital of ITG as set forth in the certificate delivered pursuant to Section 5.02(e) (the "5.02(e) CERTIFICATE"). If on or before May 30, 1999, the Borrower delivers a certificate (the "FOCUS REPORT CERTIFICATE") of a Financial Officer attaching a copy of the FOCUS Report of ITG filed by ITG for the month ending April 30, 1999 demonstrating that Net Capital of ITG is greater than the amount set forth in the Section 5.02(e) Certificate and certifying that as of the date of such FOCUS Report Certificate, Net Capital of ITG is not less than the amount set forth on such Focus Report, from and after the date of the delivery of the FOCUS Report Certificate, the Commitment shall, subject to Section 2.04(b), be equal to the amount of Net Capital of ITG as set forth in such FOCUS Report but in no event greater than $20,000,000. If the Borrower fails to deliver the FOCUS Report Certificate on or before May 30, 1999, the reduction in the Commitment referred to in the first sentence of this subsection (d) shall automatically become permanent.

     3. Section 5.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

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     Section 5.02   CONDITIONS TO FIRST LOANS

          The obligations of the Lender to make the initial Loans shall be subject to the prior or contemporaneous satisfaction of the conditions set forth in Section 5.01 and the satisfaction (or waiver in accordance with Section 9.02) of the following additional conditions:

               (a)  Intentionally Omitted.

               (b)  Intentionally Omitted.

               (c)  Intentionally Omitted.

               (d) The Lender shall have received counterparts of the Security Agreement signed on behalf of the Borrower, together with the following:

                    (i) all stock certificates representing shares of capital stock of all Domestic Subsidiaries owned by or on behalf of the Borrower;

                    (ii) undated stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates, promissory notes and other instruments;

                    (iii) all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Lender to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

                    (iv) a completed Perfection Certificate, dated as of the date of the Security Agreement and signed by the President, a Vice President or a Financial Officer and the chief legal officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Lender that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.02 or have been released.

               (e) Prior to giving effect to the first Loans, the Net Capital of ITG shall be greater than or equal to $10,000,000, Consolidated Shareholders' Equity shall be greater than or equal to $70,000,000, each on a pro forma basis after giving effect to the Initial Restricted Payment, and the Lender shall have received a certificate of a Financial Officer, in form and substance reasonably satisfactory to the Lender, to the foregoing


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          effects and setting forth such pro forma amounts of such Net Capital and Consolidated Shareholders' Equity at such time.

               (f)  Intentionally Omitted.

               (g) The Lender shall have received a certificate, signed by a Financial Officer, setting forth reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13, 7.14 and 7.15, on a pro forma basis immediately after giving effect to the making of the first Loans and the Initial Restricted Payment.

               (h) The Lender shall have received a favorable written opinion (addressed to the Lender and dated the date of the Security Agreement) from Cahill Gordon & Reindel, counsel to the Borrower, in form and substance satisfactory to the Lender. The Borrower hereby requests such counsel to deliver such opinion.

               (i)  Intentionally Omitted.

               (j)  Intentionally Omitted.

               (k)  Intentionally Omitted.

     4. Section 5.03 of the Credit Agreement is hereby renumbered as "SECTION 5.04" and a new Section 5.03 is hereby added to read as follows:

               Section 5.03   CONDITIONS TO INITIAL TRANSACTIONS

                    The consummation of the Initial Transactions shall be subject to the prior or contemporaneous satisfaction of the conditions set forth in Section 5.01 and Section 5.02 and the satisfaction (or waiver in accordance with Section 9.02) of the following additional conditions:

                    (a) The Lender shall have received counterparts of the Assumption Agreement signed on behalf of Jefferies Group.

                    (b) The Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of Jefferies Group, the authorization by Jefferies Group of the Transactions and any other legal matters relating to Jefferies Group, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Lender and its counsel.

                    (c) The Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request relating to the absence of changes to the documentation delivered by the Borrower


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          pursuant to Section 5.01(d) and the continued effectiveness thereof, and attaching resolutions of its board of directors authorizing the Initial Transactions and the Initial Transaction Documents, all in form and substance reasonably satisfactory to the Lender and its counsel.

                    (d) The Lender shall have received a certificate, dated the Initial Transaction Date and signed by the President, a Vice President or a Financial Officer, (i) confirming that each Initial Transaction has been consummated in accordance with the terms and conditions of the applicable Initial Transaction Documents (with no waiver or amendment of any provision thereof without the prior written consent of the Lender), (ii) confirming that there has been no change to the Initial Transaction Documents as delivered to the Lender pursuant to
          Section 5.01 and (iii) attaching a copy of a certificate of merger issued by the Secretary of State of the State of Delaware with respect to the merger of the Borrower with and into Jefferies Group.

                    (e) The Lender shall have received all reasonable fees and other amounts due it from the Borrower and payable on or prior to the Initial Transaction Date, including, to the extent invoiced and not theretofore paid, reimbursement or payment of all reasonable fees and disbursements of Lender's counsel and other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                    (f) In the event that the Borrower shall have delivered any of the certificates required by Section 5.03(b) prior to the Initial Transaction Date, the Lender shall have received a certificate, dated the date of the consummation of the Initial Transactions and signed by the President, a Vice President or a Financial Officer, certifying that the information contained in any such certificate is true and correct as of the Initial Transaction Date.

                    (g) After giving effect to the Transactions to be consummated on the Initial Transaction Date, none of the Borrower or any of the Subsidiaries shall have outstanding any shares of preferred equity securities or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents and (ii) Indebtedness permitted under Section 7.01.

                    (h) The Lender shall have received a completed Perfection Certificate, dated the Initial Transaction Date and signed by the President, a Vice President or a Financial Officer and the chief legal officer of Jefferies Group, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to Jefferies Group in the jurisdictions contemplated by the Perfection Certificate and copies of the


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          financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Lender that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.02 or have been released, and setting forth with respect to the Borrower any changes in the information provided to the Lender in the Perfection Certificate delivered pursuant to
          Section 5.02(d)(iv).

                    (i) The Lender shall have received UCC-1 financing statements and UCC-3 amendments reflecting the Initial Transactions and signed on behalf of the Borrower (as it exists after the consummation of the Initial Transactions) in form and substance satisfactory to the Lender.

               (j) The Lender shall have received a favorable written opinion (addressed to the Lender and dated the Initial Transaction Date) from Cahill Gordon & Reindel, counsel to the Borrower, in form and substance satisfactory to the Lender. The Borrower hereby requests such counsel to deliver such opinion.

     5. Paragraphs 1 - 4 of this Amendment shall become effective at such time as the Lender shall have received counterparts of this Amendment duly executed by the Borrower.

     6. In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

     7. In order to induce the Lender to execute and deliver this Amendment, the Borrower (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Credit Agreement or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Lender incurred in connection with the preparation, negotiation and closing of this Amendment.

     8. The Borrower (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Lender under the Loan Documents.

     9. This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     10. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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     11.  The parties have caused this Amendment to be duly executed as of the date first written above.

[signature pages follow]







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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   INVESTMENT TECHNOLOGY GROUP, INC.

                                   By: /s/ John R. MacDonald
                                   Name: John R. MacDonald
                                   Title: Chief Financial Officer

                                   THE BANK OF NEW YORK

                                   By: /s/ Mark T. Rogers
                                   Name: Mark T. Rogers
                                   Title: Vice President